UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 5, 2019

SG BLOCKS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38037	95-4463937
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

195 Montague Street, 14th Floor

Brooklyn, NY 11201

(Address of Principal Executive Offices, Zip Code)

Registrant’s telephone number, including area code: 646-240-4235

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.01	SGBX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 5, 2019, at the 2019 Annual Meeting of Stockholders (the “Annual Meeting”) of SG Blocks, Inc. (the “Company”), the Company’s stockholders approved an amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended, to decrease the number of authorized shares of the Company’s common stock, par value $0.01 per share, from 300,000,000 shares to 25,000,000 shares (the “Certificate of Amendment”). The Certificate of Amendment became effective upon filing with the Secretary of State of the State of Delaware on June 5, 2019. A copy of the Certificate of Amendment is attached as Exhibit 3.1 hereto and is incorporated into this Item 5.03 by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 5, 2019, the Company held its Annual Meeting, at which there were 2,869,576 shares of common stock present, in person or by proxy, representing approximately 67% of the 4,260,041 shares of common stock issued and outstanding and entitled to vote at such meeting.

At the Annual Meeting, the Company’s stockholders: (1) elected Paul M. Galvin, Balan R. Ayyar, Yaniv Blumenfeld, Christopher Melton, A. Richard Moore, Jr., James C. Potts and Mahesh S. Shetty to serve as directors of the Company, until the next annual meeting of stockholders and until their respective successors are duly elected and qualified; (2) ratified the appointment of Whitley Penn LLP as the Company’s independent registered public accounting firm for fiscal year 2019; (3) approved, on an advisory, non-binding basis, the compensation of the Company’s named executive officers; and (4) approved the Certificate of Amendment to the Company’s Amended and Restated Certificate of Incorporation to decrease the number of authorized shares of common stock from 300,000,000 shares to 25,000,000 shares.

The voting results for each proposal were as follows:

Proposal No. 1 – Election of Directors

	For	Withheld	Broker Non-Votes
Paul M. Galvin	450,750	126,982	2,291,844
Balan R. Ayyar	514,789	62,943	2,291,844
Yaniv Blumenfeld	476,107	101,625	2,291,844
Christopher Melton	496,891	80,841	2,291,844
A. Richard Moore, Jr.	511,101	66,631	2,291,844
James C. Potts	516,785	60,947	2,291,844
Mahesh S. Shetty	475,640	102,092	2,291,844

Proposal No. 2 – Ratification of the Appointment of Whitley Penn LLP

For	Against	Abstain
2,575,561	158,664	135,351

There were no broker non-votes on this proposal.

Proposal No. 3 – Advisory Approval of Executive Compensation

For	Against	Abstain	Broker Non-Votes
379,774	191,912	6,046	2,291,844

Proposal No. 4 – Approval of Certificate of Amendment to the Company’s Amended and Restated Certificate of Incorporation

For	Against	Abstain	Broker Non-Votes
2,578,842	158,015	132,719	0

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

3.1	Certificate of Amendment to Amended and Restated Certificate of Incorporation of SG Blocks, Inc., dated June 5, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 5, 2019

SG Blocks, Inc.

By:	/s/ Mahesh Shetty
Mahesh Shetty
President and Chief Financial Officer

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